                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            VALRICO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 29, 1999

         The annual meeting of the shareholders of Valrico Bancorp, Inc. (The "Company") will be held on April 29, 1999 at 5:00 p.m. (local time), at the main office of Valrico State Bank, 1815 State Road 60 East, Valrico, Florida 33594, for the sole purpose of considering and acting upon the following:

1. To elect as Directors the nine (9) persons who are listed in the attached proxy statement.

2. To ratify the appointment of Rex Meighen & Company as the Company's independent auditors.

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS CURRENTLY KNOWS OF NO OTHER BUSINESS TO BE PRESENTED BY OR ON BEHALF OF THE COMPANY.

         The Board of Directors has fixed March 31, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. The Directors and Officers of the Company and its wholly-owned subsidiary, Valrico State Bank (the "Bank"), will be present at the annual meeting to answer your questions.

                                          By order of the Board of Directors




April 9, 1999                             J.E. "Bob" McLean, III
                                          Chairman, President & CEO
                                          of Valrico Bancorp, Inc.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING OF SHAREHOLDERS BY NOTIFYING THE SECRETARY OF THE COMPANY AT, OR PRIOR TO THE MEETING, OF YOUR INTENTIONS OR BY EXECUTING A SUBSEQUENTLY DATED PROXY. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                    VALRICO BANCORP, INC. - PROXY STATEMENT

                              GENERAL INFORMATION

         This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders of Valrico Bancorp, Inc., to be held on April 29, 1999, at the main office of Valrico State Bank located at 1815 East State Road 60, Valrico, Florida 33594 at 5:00 p.m. (local time) (the "Meeting") and all adjournments thereof.

         Valrico Bancorp, Inc. is a registered bank holding company of which Valrico State Bank (the "Bank") is a wholly owned subsidiary. The Company and the Bank are at times hereinafter collectively referred to as the "Company."

         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS (HEREINAFTER SOMETIMES REFERRED TO AS "MANAGEMENT") OF THE COMPANY. All costs associated with the solicitation will by borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

         This Proxy statement and the enclosed form are the first sent or delivered to the Company's shareholders on approximately April 9, 1999.

         The Meeting has been called for the purpose of: (i) electing nine (9) directors to serve until the next annual meeting of shareholders; (ii) ratifying the appointment by the Board of Directors of the firm of Rex Meighen & Company as independent auditors of the Company for the current fiscal year; and (iii) considering such other matters as may properly come before the Meeting.

                        VOTING AND REVOCATION OF PROXIES

         The names and addresses of Management's designated Proxy Committee are:

            Name                       Address
            ----                       -------

            J.E. McLean, III           P.O. Box 500, Valrico Florida 33595-0500
            Jerry L. Ball              P.O. Box 849, Valrico Florida 33595-0849


         All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the annual meeting by filing a written notice with the Secretary of the Company, or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of the Company, 1815 East State Road 60, Valrico, Florida 33594. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the annual meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below, for each other proposal set forth in this Proxy Statement for consideration at the Meeting, and in the best judgment of the Board of Directors of the Company on any other matters which may properly come before the meeting.

                               VOTING PROCEDURES

         A quorum of shareholders must exist for the annual meeting to be held. A quorum consists of a majority of shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

         The nine nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the election.

         The proposal to ratify the appointment of Rex Meighen & Company as independent auditors of the Company for its current fiscal year requires for approval that the votes cast for the proposed action exceed the votes against the proposed action. Therefore, abstentions and broker non-votes will have no impact on the outcome of this proposal.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The shareholders of record at the close of business on March 31, 1999 are entitled to one vote for each share then held. As of March 31, 1999, the Company had 307,790 shares of common stock, without par value, issued, outstanding and entitled to vote.

         All Directors and Executive Officers of the Company as a group (comprised of 10 individuals), beneficially held 175,726 shares of the Company's Common Stock as of March 31, 1999, representing 57.09% of the outstanding Common Stock of the Company.

         Management of the Company is not aware of any person who owns, beneficially or of record, more than five percent (5%) of the Company's, outstanding common stock except as set forth below.


Name and Address                   Position with Company       Number of Shares
----------------                   ---------------------       ----------------

LeVaughn Amerson                   Director
3512 N. Young Road                                              33,703 (10.95%)
Plant City, Florida 33566

C. Dennis Carlton                  Vice Chairman of the
7414 Commerce Street               Board and Director           30,778 (10.00%)
Riverview, Florida 33569

Douglas A. Holmberg                Director
1321 N. Valrico Road                                            33,810 (10.98%)
Valrico, Florida 33594


                                   PROPOSAL I

                             ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of nine (9) members, each of whom stands for election each year at the annual meeting. The Bylaws of the Company provide that the Board of Directors shall consist of not less than five (5) members, with the number of directors to be fixed by the Board of Directors of the Company. The Board has fixed the number of Directors at nine. There are no arrangements or understandings between the Company and any director pursuant to which any such person will be elected. The Board of Directors, serving as a nominating committee of the whole, has nominated the persons set forth below, all of whom are current Directors, to stand for reelection. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

         The following table sets forth for each of the nominees for election as directors and executive officers, their name, age (as of March 31, 1999), positions and offices held with the company, principal occupation(s) during the past five years and the year they first became a director or executive officer:

                        NOMINEES AND EXECUTIVE OFFICERS
      (Term of nominees for director to expire at Annual Meeting in 2000)


Name (Age)                                                Year First became a
Position and Offices with                                 Director or Executive        Principal Occupation for
the Company                                               Officer of Company*          the past five years
-------------------------                                 ---------------------        -------------------------
LeVaughn Amerson (59)                                             1996                 President, an Owner, Akin and Porter Produce
Director                                                                               of Plant City, Inc.

Jerry L. Ball (46)                                          Director in 1997           Elected President and CEO of the Bank in
President and CEO of Bank                                 Executive Officer of         1997, EVP and Cashier of bank prior to being
Executive VP of Company                                       Bank in 1995             elected president


C. Dennis Carlton (46)                                            1988                 President, Owner, Mid-State Realty Co., Inc.
Director, Vice Chairman                                     Executive Officer
                                                           of Company in 1998

H. Leroy English (67)                                             1988                 Chairman of the Board, Walden-Sparkman, Inc.
Director

Gregory L. Henderson, M.D. (49)                                   1988                 Ophthalmologist, President, PRG d.b.a.
Director                                                                               Brandon Cataract Center & Eye Clinic

Douglas A. Holmberg (60)                                          1989                 President, Owner, Holmberg Citrus Nursery,
Director                                                                               Inc., Hillsborough Wholesale Nursery, Inc. &
                                                                                       Pleasant View Wholesale Nursery, Inc.

Charles E. Jennings, Jr. (63)                                     1988                 Insurance Executive, Owner, Jennings
Director                                                                               & Associates Insurance, Inc.

J.E. McLean, III (62)                                             1988                 Citrus Grower, Owner, President, J.E. McLean
President and CEO of Company,                               Executive Officer           & Sons
Chairman of the Board, Director                                 in 1988

Justo Noriega, Jr. (67)                                           1988                 Pharmacist, Owner, Bill's Prescription Center
Director

Donald M. Weaver (56)                                       Executive Officer          EVP, Dir. Of Loans since May 1997, VP,
Executive Vice President/Dir. Of                                 in 1995               Peoples Bank of Lakeland prior to joining
Loans of Bank, Treasurer/Secretary                                                     bank
of Company


* All of the directors have served as directors of the company since its organization in May, 1995, except Mr. Amerson who was added as a director in 1996 and Mr. Ball who was added as a director in 1997. The date listed denotes the year in which such person became a director of Valrico State Bank, the wholly owned bank subsidiary of the Company if prior to the Company's organization in 1995.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

                              SECURITY OWNERSHIP

The following table shows the share ownership of each of the Directors and Executive Officers as March 31, 1999

                                                                     No. of Shares                 % of Common
                                                                   Owned in Company                Stock as of
Name                                       Address                   as of 3/31/99                   3/31/99
----                                       -------                 ----------------                -----------
LeVaughn Amerson                    2512 N. Young Road
                                    Plant City FL 33566                 33,703(1)                      10.95

Jerry L. Ball                         1803 Dana Court
                                     Brandon FL 33510                    7,750(8)                       2.52

C. Dennis Carlton                    7414 Commerce St
                                    Riverview FL 33569                  30,778(2)                      10.00

H. Leroy English                        P.O. Box 10
                                      Dover FL 33527                     8,825(1)                       2.86

Gregory L. Henderson, M.D.           2901 Brucken Road
                                     Valrico FL 33594                   15,203(3)                       4.93

Douglas A. Holmberg                1231 N. Valrico Road
                                     Valrico FL 33594                   33,810(4)                      10.98

Charles E. Jennings, Jr.               P.O. Box 688
                                     Brandon FL 33509                   13,169(5)                       4.28

J.E. McLean III                        P.O. Box 500
                                     Valrico FL 33595                   13,959(6)                       4.54

Justo Noriega, Jr.                 2205 Highway 60 East
                                     Valrico FL 33594                   12,229(7)                       3.97

All Directors and Executive Officers (10)                              175,726                         57.09


------------------

Footnotes from preceding table:

(1) All of these shares are owned as joint tenant with this individual's spouse. Includes 4703 shares subject to options which are presently exercisable.

(2) Includes 25,925 shares which Mr. Carlton owns individually and 50 shares each owned in trust for Mr. Carlton's three children (a total of 150 shares) of which Mr. Carlton is sole trustee. Includes 4703 shares subject to options which are presently exercisable.

(3) Includes 10,000 shares which Dr. Henderson owns as joint tenant with Kathy Henderson, his wife, and 125 shares each owned by a trust set up for Dr. Henderson's four (4) children (a total of 500 shares) of which Kathy Henderson is sole trustee and as to which Dr. Henderson disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

(4) Includes 29,007 shares which Mr. Holmberg owns individually. Also includes 100 shares which are owned by Mr. Holmberg's wife, as to which shares Mr. Holmberg disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

(5) Includes 4,000 shares held in a Valrico State Bank Self-Directed Ira for the sole benefit of Mr. Jennings; 4,166 shares of which Mr. Jennings owns individually and 200 shares which Mr. Jennings owns as joint tenant with his wife. Also, includes 100 shares which Mr. Jennings' wife owns as to which shares Mr. Jennings disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

(6) Includes 4,200 shares Mr. McLean owns as joint tenant with his wife and daughter and 1,170 shares owned by Mr. McLean in trust for his grandchildren for which Mr. McLean is sole trustee. Also includes 1,100 shares owned by Mr. McLean's daughter, son-in-law, and wife as to which shares Mr. McLean disclaims beneficial ownership. Includes 7489 shares subject to options which are presently exercisable.

(7) Includes 7,226 shares which Mr. Noriega owns individually and 100 shares each owned joint with three of Mr. Noriega's children (a total of 300 shares). Includes 4703 shares subject to options which are presently exercisable.

(8) Includes 250 shares which Mr. Ball owns in joint with his spouse. Includes 7500 shares subject to options which are presently exercisable.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and Bank are identical and the Board conducts its business through meetings of the Board. During fiscal year ended December 31, 1998, the Board of Directors of the Company and Bank held a total of 13 regular and special meetings. Each director of the Company and Bank attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period.

         The following table describes the standing committees of the Board of Directors of the Bank and identifies the directors serving on each committee as of December 31, 1998.

                                                                                   Number of           Directors serving,
                                                                                    Meetings          Chairman Designated
Board Committee                        Function                                   Held in 1998          by an asterisk
---------------                        --------                                   ------------        -------------------

Executive       Has all the powers of full board except as delegated to                 13            J.E. McLean III *
                other committees.  Subjects reviewed include: compensation,                           C. Dennis Carlton
                corporate decisions, planning, nominating decisions.                                  Charles E. Jennings, Jr.
                                                                                                      Justo Noriega, Jr.
                                                                                                      Jerry L. Ball

Loan            Monitor and control Bank's lending function; approves new               12            H. Leroy English *
                commercial and consumer loans from $300,000 up to $600,000.                           Douglas A. Holmberg
                                                                                                      C. Dennis Carlton
                                                                                                      J.E. McLean III
                                                                                                      Jerry L. Ball

Audit           Oversees the yearly Audit of the Company and Bank; selects               1            Justo Noriega, Jr. *
                the auditors, reviews the internal control procedures and                             Gregory L. Henderson
                practices of the Bank.  All serving must be outside                                   H. Leroy English
                directors.                                                                            LeVaughn Amerson
                                                                                                      Douglas Holmberg
                                                                                                      Jerry L. Ball 2

Marketing       Reviews marketing and major marketing expenditures.                      1            Douglas A. Holmberg *
                                                                                                      Gregory L. Henderson
                                                                                                      Charles E. Jennings, Jr.
                                                                                                      Justo Noriega, Jr.
                                                                                                      LeVaughn Amerson
                                                                                                      Jerry L. Ball


-----------------

(1) The full Board of Directors acts as the nominating committee. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Board acting in its capacity as the Nominating Committee held one meeting during fiscal 1998.

(2) Jerry Ball acts as an ex-officio voice, but holds no vote.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 Summary of Cash and Certain Other Compensation

         The following table provides certain summary information concerning compensation paid or accrued by the Company and/or it subsidiaries, to or on behalf of the Company's Chief Executive Officer for the fiscal year ended December 31, 1998, and to each other executive officer whose salary and bonus exceeded $100,000 in 1998.


                                                                                             Long Term           All Other
Name and Position            Year                   Annual Compensation                     Compensation      Compensation(3)
-----------------            ----        -------------------------------------------        ------------      ---------------
                                                                                            Securities
                                                                      Other Annual          Underlying
                                         Salary $        Bonus $     Compensation(2)          Options
                                         --------        -------     ---------------        ------------
J.E. "Bob" McLean III(1)     1998           0               0             9,600                7,489                 0
Chairman, President and      1997           0               0             5,600                  0                   0
CEO of Company               1996           0               0             5,700                  0                   0

Jerry L. Ball                1998         85,000          19,894          5,700                7,500              10,386
President and CEO            1997         80,000           2,000          3,800                  0                 4,711
of Bank                      1996         58,300           3,000            0                    0                 2,880


-----------------

(1) Mr. McLean has served as President and CEO of the Company since 1997. He receives no additional compensation for serving in that capacity other than director fees comparable to all other directors.

(2) Amounts represent compensation paid either directly or for the benefit of executive officers for director fees (Messrs. McLean, and Ball).

(3) Represents benefits accrued by the Bank under the Bank's Salary Continuation Plan Agreement adopted July 1, 1993 for select officers, including Mr. Ball. Such amounts will be paid pursuant to the terms of such Plan after the amounts have "vested." The awards under the Plan vest at the rate of 10% per year. The amounts of the accruals have been actuarially determined. The vested award is paid upon termination of employment or retirement over 15 years.

         The following table sets forth certain information concerning options granted to the named Executive officer during 1998:

                               Number of
                               Securities        % of Total
                               Underlying      Options Granted       Exercise or
                                Options         Employees in        Base Price per
        Name                    Granted         Fiscal Year              Share          Expiration Date
        ----                   ----------      ---------------      --------------      ---------------
J.E. "Bob" McLean III             7,489             38.40               $16.00            12/16/2008

Jerry L. Ball                     7,500             38.46               $16.00            12/16/2008


         The following table sets forth certain information with respect to stock options exercised during 1998 and outstanding stock options held by the named Executive Officers as of December 31, 1998:

                                                                                     Number of                  Value of
                                                                                 Unexercised Options           Unexercised
                                                                                       at Fiscal          In-The-Money Options
                                                                                       Year-End            at Fiscal Year-End
                                         Shares Acquired                             Exercisable/             Exercisable/
                 Name                      on Exercise     Value Realized            Unexercisable           Unexercisable
                 ----                    ---------------   --------------        -------------------      --------------------

J.E. "Bob" McLean III                           --              $-0-                    7,489/0                   0/0

Jerry L. Ball                                   --              $-0-                    7,500/0                   0/0


                            Directors' Compensation

         Directors are paid $250.00 for each Company/Bank Board meeting and $100.00 for each Board Committee meeting attended. The Company also paid each director a $4,000 bonus for 1998 based on the Company achieving a target return on assets level for 1998. During 1998, directors were also each granted stock options pursuant to the Company's Stock Option Plan, at an exercise price of $16.00 per share, the fair market value of the Company's Common Stock at the date of the grant. All of such options must be exercised within ten (10) years of the date of the grant. Such options replaced options granted under earlier plans, which options were surrendered to the company. The number of options granted to each director is as follows:


        Name                                                                 Options Granted
        ----                                                                 ---------------

        LeVaughn Amerson                                                          4,703

        Jerry L. Ball                                                             7,500

        C. Dennis Carlton                                                         4,703

        H. Leroy English                                                          4,703

        Gregory L. Henderson, M.D.                                                4,703

        Douglas A. Holmberg                                                       4,703

        Charles E. Jennings, Jr.                                                  4,703

        J.E. McLean III                                                           7,489

        Justo Noriega, Jr.                                                        4,703


                               Stock Option Plan

            The Board of Directors of the Company adopted the Valrico Bancorp, Inc. 1998 Stock Option Plan (the "Plan") effective December 15, 1998. A total of 65,000 shares of Common Stock of the Company have been reserved for issuance upon the exercise of options granted under the Plan, which is administered by the Board of Directors. Options covering 59,910 shares were granted in 1998 under the plan at an exercise price of $16.00 per share, the fair market value of the Company's Common Stock on the date of the grant of the options. Options granted to directors under the Plan replaced earlier granted options, which were surrendered, all of which had an exercise price of less than $16.00 per share. All options granted under the Plan in 1998 are immediately exercisable and may be exercised for a period of ten (10) years from the date of grant.

                        Officer Salary Continuation Plan

         The Officer Salary Continuation Plan was adopted on July 1, 1993. The Plan currently covers officers of the bank with extended service, Jerry L. Ball, President and CEO and Glenn

Chasteen, Senior Vice President and Consumer Lending Officer. The Plan currently accrues $395.08 per month, paid for from the earning on life insurance policies held on the officers. The amounts of the accruals have been actuarially determined. The awards under the Plan vest at a rate of 10% per year. The vested award is paid upon termination of employment or retirement over 15 years.

                             Employee Benefit Plan

The Company has a defined contribution plan called the Valrico Bancorp, Inc. Employee Stock Ownership Plan with 401K provisions for employees of the Company and its subsidiaries meeting certain length of employment requirements including executive officers, which was adopted on January 1, 1997. The Plan is an ESOP and 401K combination with the vested benefits varying by the amount of contribution on the part of the employee. The Company matches the employee contributions at $.25 per $1.00 of employee contributions with the employer matching contributions restricted to investment in the stock of the Company. The plan is administered in accordance with the Valrico Bancorp, Inc. Employee Stock Ownership Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by such regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of
Section 16(a) reports furnished to the Company and representations that no other reports were required, the Company believes that during 1998 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with except for late reports filed by the following directors or executive officers: Mr. Amerson (2 reports, 1 transaction each), Mr. Carlton (2 reports, 1 transaction each), Mr. Jennings (1 report, 1 transaction), Mr. McLean (1 report, 2 transaction), and Mr. Weaver (2 reports, 1 transaction each).

                              CERTAIN TRANSACTIONS

         There are no existing or proposed material transactions between the Company and Bank and any of the Company's or Bank's officers, directors, or the immediate family or associates of any of the forgoing persons, except as indicated below.

         Some to the directors of the Company and Bank, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features.

         The Bank expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

         The Bank is party to a lease for its branch facility located at 102 West Robertson Street, Brandon Florida 33511. The lease is dated April 1, 1994 and is with Mr. Justo Noriega, Jr., who currently serves as a Director of the Company and Bank. The lease term expired on March 31, 1997, but the Bank exercised its option to renew the lease for another three years. The annual rental amount agreed upon remained the same at $42,000. The Bank has the option to renew the lease for three additional three-year terms at rental to be negotiated at the time of such renewal. The Bank believes that the rent paid on the property and other terms and conditions of such lease are comparable to that for like kind properties of similar quality in the area.


                                  PROPOSAL II

                   RATIFICATION FOR THE SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Rex Meighen & Company, independent public accountants, to serve as auditors for the current fiscal year, subject to ratification of shareholders.

         Rex Meighen & Company is a regional certified public accounting firm. During fiscal year 1998, Rex Meighen & Company provided outside audit and additional accounting services. Prior to the performance of any services for the Company, such services were approved by the Board of Directors. In the opinion of management, the non-audit services performed by Rex Meighen & Company in fiscal 1998 had no effect on the independence of audit services provided.

         Representatives of Rex Meighen & Company will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Action by the shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board of Directors in order to give the shareholders the final choice in the designation of auditors. If the proposal to approve Rex Meighen & Company as the Company's independent auditors is rejected by shareholders, then the Board of Directors will reconsider its choice of independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF REX MEIGHEN AND & COMPANY AS AUDITORS.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         If any shareholder of the Company wishes to submit a proposal to be included in next years Proxy Statement and acted upon at the annual meeting of the company to be held in 2000, the proposal must be received by the Chief Executive Officer of the company at the principal executive offices of the Company, 1815 East State Road 60, Valrico, Florida 33594, prior to the close of business on December 10, 1999. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors and the proposal will be considered untimely, unless notice of the proposal is received by the company not later than February 24, 2000.

         The Company Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the company not less than 14 days in advance of the meeting, provided that if less than 21 days notice of the meeting is given, you must notify the Company not later than the close of business on the seventh day following the date of notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                 OTHER MATTERS

The management of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournments thereof. If any other matters should properly come before the meeting, it is intended that the persons' names in the enclosed proxy will vote the shares represented thereby in accordance with their judgement, pursuant to the discretionary authority granted therein. PURSUANT TO THE SECURITIES AND EXCHANGE ACT OF 1934 ( THE "EXCHANGE ACT") THE COMPANY FILES ANNUAL AND QUARTERLY REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE COMPANY'S FORM 10K ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE EXCHANGE ACT WHICH INCLUDES FINANCIAL STATEMENTS AND SCHEDULES, BY REFERENCE, IS FILED WITH THE SEC. A COPY OF THE COMPANY'S 1998 REPORT IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST TO THE SECRETARY, VALRICO BANCORP, INC., 1815 EAST STATE ROAD 60, VALRICO, FLORIDA 33594 (813-689-1231).

                                          By order of the Board of Directors




                                          J.E. "Bob" McLean, III
                                          Chairman of Valrico Bancorp, Inc



April 9, 1999

                          PROXY FOR ANNUAL MEETING OF
                             VALRICO BANCORP, INC.
                                 APRIL 29, 1999


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF VALRICO BANCORP, INC., VALRICO, FLORIDA ON APRIL 29, 1999 OR ANY ADJOURNMENTS THEREOF. This proxy may be revoked prior to its exercise by either written notice, or personally at the meeting, or by subsequently dated proxy.

The undersigned shareholder appoints J.E. McLean, III and/or Jerry L. Ball, or either one of them attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all the common stock of said company that the undersigned would be entitled to vote, according to the books on March 31, 1999, at the above Annual Meeting and any adjournments thereof.

IF NOT OTHERWISE SPECIFIED HEREIN, THE BOARD RECOMMENDS AND SHARES WILL BE VOTED FOR THE PROPOSITIONS LISTED BELOW. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

         1. To elect the following nine (9) Directors whose terms will expire in 2000.

              [ ] Vote for All Nominees

              [ ] Withhold Vote for All Nominees

              [ ] Vote for All Nominees Except those indicated below:

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR(S), STRIKE A LINE THROUGH THE DIRECTORS' NAME(S) LISTED BELOW:

              LEVAUGHN AMERSON                          JERRY L. BALL
              C. DENNIS CARLTON                         H. LEROY ENGLISH
              GREGORY HENDERSON, M.D.                   DOUGLAS A. HOLMBERG
              CHARLES E. JENNINGS, JR.                  J.E. MCLEAN, III
              JUSTO NORIEGA

         2. To Ratify the appointment of Rex Meighen & Company as the Company's independent auditors:

                   [ ] For           [ ] Against          [ ] Abstain

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                    PAGE TWO
                    CONTINUATION OF PROXY FOR ANNUAL MEETING
                            OF VALRICO BANCORP, INC.
                                 APRIL 29, 1999


                            ------------------------

                                Place Label Here

                            ------------------------



Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such and present evidence of appointment (unless previously furnished to the company). Shares held Jointly must be signed by all joint tenants.



         DATE OF PROXY                              # OF SHARES
                      -----------------------------            -------

         SIGNED
               -------------------------------------------------------
                              Title, if applicable

         SIGNED
               -------------------------------------------------------
                              Title, if applicable

         SIGNED
               -------------------------------------------------------
                              Title, if applicable

         SIGNED
               -------------------------------------------------------
                              Title, if applicable


           [ ] CHECK HERE IF YOU WILL BE ATTENDING THE ANNUAL MEETING